                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                   ------------------------------------------


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF l934

                            Hiway Technologies, Inc.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                                       92-3211977
---------------------------                           ------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

5050 BLUE LAKE DRIVE, SUITE 100
      Boca Raton, Florida                                33431
---------------------------                              -----
(Address of principal executive offices)               (Zip Code)


If this Form relates to the                   If this Form relates to the
registration of a class of                    registration of a class of
securities pursuant to                        securities pursuant to
Section 12(b) of the Exchange                 Section 12(g) of the Exchange
Act and is effective pursuant                 Act and is effective pursuant
to General Instruction A.(c),                 to General Instruction A.(d),
check the following box.  [_]                 check the following box.  [X]

 Securities Act registration statement file number to which this form relates:

                                   333-56527
                                   ---------


       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
                                      ----

       Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
                         ------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" on pages 56-58 of the Registrant's Registration Statement on Form S-1 (File No. 333-56527) as originally filed with the Securities and Exchange Commission on June 10, 1998, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the
              ----------------------
Registration Statement, is hereby incorporated by reference in response to this item.


ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith or incorporated herein by reference:

          Exhibit
          Number              Exhibit Title or Description
          ------              ----------------------------


          3.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

          3.02                Amended and Restated Articles of
                              Incorporation of Best Internet Communications, Inc. ("Best"), a California corporation
                                     ----
                              (incorporated by reference to Exhibit 3.02 to the Registration Statement).

          3.03 Registrant's Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

          3.04 Bylaws of Best (incorporated by reference to Exhibit 3.04 to the Registration Statement).

          4.01                Form of Specimen Certificate for
                              Registrant's Common Stock.

          99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included on pages 56-58 of the Registration Statement.

                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 30, 1998       Hiway Technologies, Inc.



                            By: /s/ David S. Buzby
                                --------------------------------
                                David S. Buzby
                                Executive Vice President &
                                Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


          Exhibit
          Number              Exhibit Title or Description
          ------              ----------------------------


          3.01 Registrant's Certificate of Incorporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

          3.02                Amended and Restated Articles of
                              Incorporation of Best Internet Communications, Inc. ("Best"), a California corporation
                                     ----
                              (incorporated by reference to Exhibit 3.02 to the Registration Statement).

          3.03 Registrant's Bylaws (incorporated by reference to Exhibit 3.03 to the Registration Statement).

          3.04 Bylaws of Best (incorporated by reference to Exhibit 3.04 to the Registration Statement).

          4.01                Form of Specimen Certificate for
                              Registrant's Common Stock.

          99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus included on pages 56-58 of the Registration Statement.